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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : APRIL 29, 2003

                           COMMISSION FILE NO. 1-10403

                              TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                       76-0291058
   (STATE OF INCORPORATION                             (I.R.S. EMPLOYER
       OR ORGANIZATION)                             IDENTIFICATION NUMBER)

                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS:

         Exhibit
         Number            Description
         -------           -----------
         99.1              Press release of TEPPCO Partners, L.P., dated April
                           29, 2003, reporting financial results for the three
                           months ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

         A press release issued by TEPPCO Partners, L.P. on April 29, 2003, regarding financial results for the three months ended March 31, 2003, is attached hereto as Exhibit 99.1, and is incorporated herein by reference. This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K in accordance with Release No. 33-8216 issued by the Securities and Exchange Commission ("SEC") and is being presented under
Item 9 of Form 8-K in accordance with interim guidance issued by the SEC on March 27, 2003. This information is not deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TEPPCO Partners, L.P.
                                       (Registrant)

                                       By: Texas Eastern Products Pipeline
                                           Company, LLC
                                           General Partner

                                           /s/ CHARLES H. LEONARD
                                           ------------------------------------
                                           Charles H. Leonard
                                           Senior Vice President and Chief
                                           Financial Officer

Date:  April 30, 2003

                                 EXHIBIT INDEX

         Exhibit
         Number            Description
         -------           -----------
         99.1              Press release of TEPPCO Partners, L.P., dated April
                           29, 2003, reporting financial results for the three
                           months ended March 31, 2003.